UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2026

BIOFORCE NANOSCIENCES HOLDINGS, INC.

(Name of Small Business Issuer in its charter)

Nevada	000-51074	74-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2020 General Booth Blvd.
Suite 230
Virginia Beach, VA 23454

(Address of principal executive offices)

Registrant’s telephone number: (757) 306-6090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 8.01 – VOLUNTARY DISCLOSURE OF OTHER EVENTS

On September 28, 2026, Bioforce Nanoscience, Inc. (“Bioforce” or “BFNH”) (“Assignee”) received an assignment from the State of Texas’ General Land Office (“GLO”) (“Lessor”) on a certain oil and gas property, covering approximately 40.19 acres of land in Liberty County, Texas (collectively, the "Liberty Lease"). Both CELT eResources, LLC, (“Lessee”) (“Assignor”), a Texas limited liability company, and Bioforce are controlled by Nexus Capital Investments, Inc. ("Nexus").

The lease covers the mineral estate for 40.19 acres, more particularly described as certain oil and gas property bearing GLO Mineral File/Lease No. MF121453, Parcel C (SCH155856), and it includes all appurtenances thereunto belonging, including but not limited to Assignor’s interest in any wells, equipment, fixtures, permits, and related personal property located on the leased premises.

On October 2, 2026, the Liberty County Clerk's Office approved the assignment and sent it to the GLO to be recorded accordingly. As to the assignment's effective date, Bioforce became responsible for all lease-related activities, applicable statutes, and GLO rules.

Certain statements contained in this Current Report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for BFNH’s business and operations that involve a number of risks and uncertainties.  BFNH’s forward-looking statements in this report are made as of the date hereof, and the Corporation disclaims any duty to supplement, update or revise such statements on a going-forward basis, whether as a result of subsequent developments, changed expectations or otherwise.  In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Corporation is identifying certain forward-looking information regarding the Company’s business. Actual events or results may differ materially from those contained in these forward-looking statements.  Important factors that could cause future events or results to vary from those addressed in the forward-looking statement include, without limitation, risks and uncertainties arising from the ability of BFNH to successfully implement its business plan; uncertainties relating to the ability to realize the expected benefits of the business; unanticipated or unfavorable regulatory matters; general economic conditions in the region and industry in which BFNH operates, and other risk factors as discussed in the BFNH’s other filings made by the Corporation from time to time with the United States Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
10.01	Lease Assignment Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2026	BIOFORCE NANOSCIENCES HOLDINGS, INC.

By: /s/ Richard Kaiser
	Richard Kaiser, CFO/Director	/s/ Richard Kaiser